UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/20/2012

Owens Corning

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33100

Delaware	43-2109021
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Owens Corning Parkway

Toledo, OH 43659

(Address of principal executive offices, including zip code)

419-248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2012, Mark W. Mayer, Vice President and Chief Accounting Officer of Owens Corning (the “Company”) notified the Company that he will retire effective March 31, 2012. Mr. Mayer will resign as the Company’s principal accounting officer effective February 29, 2012.

The Company has appointed Kelly J. Schmidt, Vice President and Controller, as the Company’s principal accounting officer effective as of February 29, 2012. Ms. Schmidt has served as Vice President and Controller since April 2011. She joined Owens Corning as Vice President, Internal Audit in May 2010. Prior to joining Owens Corning, Ms. Schmidt spent 13 years with United Technologies Corporation (“UTC”) where she held positions of increasing responsibility, most recently leading UTC’s Shared Business Services organization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

Date: February 23, 2012	By:	/s/ John W. Christy
John W. Christy
Senior Vice President, General Counsel and Secretary